                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                                 June 30, 1994



                           RAMSAY HEALTH CARE, INC.
        --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         0-13849                    63-0857352
-----------------                 -----------             ------------------
(State or other                   (Commission              (I.R.S. Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


One Poydras Plaza
639 Loyola Avenue, Suite 1700
New Orleans, Louisiana                                   70113
----------------------------------------              -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (504) 525-2505


                               (Not Applicable)
     --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          The assets of Human Dynamics Institute ("HDI"), a former managed mental health care services division of Phoenix South Community Mental Health Services, Inc. ("Phoenix South"), were acquired by Ramsay Managed Care, Inc. ("RMCI"), a subsidiary of the registrant, on June 30, 1994. HDI is to serve as the registrant's regional office in Arizona and provide managed mental health care services through its contract provider networks in Arizona, Nevada, New Mexico, Oregon, Idaho, Texas, Utah and Washington. HDI's managed care customers are primarily health maintenance organizations and insurance companies. The consideration for the acquisition was a combination of $1,000,000 in cash, a $1,000,000 promissory note (the "HDI Note"), 86,425 shares of common stock, par value $0.01 per share ("RMCI Common Stock") of RMCI and a contingent earn-out payment based upon the attainment of certain revenue levels over the ensuing two years. The aggregate earn-out payment is an amount (in no event to exceed $750,000 in the aggregate) equal to the sum of (i) the positive excess (in no event to exceed $400,000), if any, of the average gross revenues of HDI for the fiscal years ending June 30, 1995 and June 30, 1996 over the gross revenues of HDI for the fiscal year ended June 30, 1994 less $400,000 and (ii) an amount (in no event to exceed $350,000) equal to the product of (a) 2.5% multiplied by (b) the positive excess, if any, of the average gross revenues of HDI for the fiscal years ending June 30, 1995 and June 30, 1996 over the gross revenues of HDI for the fiscal year ended June 30, 1994.

          Interest accrues on the HDI Note at a fixed rate of 8.25% per annum and is payable monthly in arrears, together with equal installments of principal, until the HDI Note matures on June 30, 1997. The HDI Note is secured pursuant to a Stock Pledge Agreement pursuant to which Phoenix South has a first priority lien on all of the common stock of FPMBH of Arizona, Inc., a wholly-owned subsidiary of RMCI and the purchaser of certain assets of HDI ("Ramsay HDI"). Upon a default under the HDI Note, the holders thereof have the right to foreclose upon the common stock of Ramsay HDI.

          In connection with the acquisition of HDI, RMCI entered into a stockholders agreement with Phoenix South. The stockholders agreement provides for restrictions on sales of the shares of RMCI Common Stock issued to Phoenix South as partial consideration for the acquisition of HDI. Additionally, the stockholders agreement grants certain "piggyback" registration rights to Phoenix South in the event that RMCI registers securities for the purpose of sale or other transfer of such securities by RMCI pursuant to a registration statement (other than (i) pursuant to an initial public offering by RMCI which does not include selling stockholders, (ii) in connection with a distribution by the registrant of its shares of RMCI Common Stock to its stockholders, and (iii) pursuant to a registration statement on Forms S-4 or S-8 or any successor to such Forms). The stockholders agreement also provides that certain first offer rights of the registrant with respect to permitted transfers of RMCI Common Stock by Phoenix South and certain "put" and "call" rights of Phoenix South and RMCI, respectively, contained therein terminate upon the declaration of a dividend by the registrant of some or all of its shares of RMCI Common Stock or the filing of a registration statement covering a public offering of RMCI's Common Stock.

          The consideration paid for the HDI assets was determined in arms-length negotiations between the registrant and Phoenix South.

          The cash portion of the purchase price for the HDI assets was funded out of the registrant's cash generated from operations.

          All information in this report is given as of June 30, 1994 and does not reflect any events or circumstances arising after June 30, 1994.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

A.   FINANCIAL STATEMENTS

                         PRO FORMA FINANCIAL STATEMENTS

          The following unaudited pro forma statement of operations is based on the historical consolidated statement of operations of Ramsay Health Care, Inc.
(RHCI), adjusted to give effect to the acquisitions of Human Dynamics Institute
(HDI) and Florida Psychiatric Management, Inc. ("FPM"), assuming these acquisitions occurred as of July 1, 1993. FPM, which was acquired by a wholly-owned subsidiary of RHCI on October 29, 1993, is a managed mental health care company based in Winter Park, Florida. The revenues and operating expenses of FPM are included in the revenues and operating expenses of RHCI from November 1, 1993 through June 30, 1994. The acquisitions and the related adjustments are described in the notes thereto.

          No pro forma condensed balance sheet is presented because the acquisition of HDI occurred on the last day of RHCI's fiscal year. Accordingly, the effect of the acquisition of HDI is included in the consolidated balance sheet of RHCI as of June 30, 1994.

       The pro forma financial statements should be read in conjunction with RHCI's June 30, 1994 consolidated financial statements included in the Annual Report on Form 10-K. The pro forma statement of operations is presented for informational purposes only and does not purport to represent what RHCI's results of operations would have been had the acquisition occurred as of July 1, 1993 and does not purport to represent RHCI's results of operations for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

                       PRO FORMA STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1994

                                                                                 Pro Forma
                                            RHCI         HDI        Subtotal    Adjustments      Pro Forma
                                        ------------  ----------  ------------  ------------    ------------
Net revenues                            $137,002,000  $2,657,000  $139,659,000    $2,548,000(a) $142,207,000
Operating expenses:
Salaries, wages and benefits              64,805,000     466,000    65,271,000       673,000(a)   65,944,000
Other operating expenses                  42,907,000   1,919,000    44,826,000     1,928,000(a)   46,754,000
Provision for doubtful accounts            5,846,000           0     5,846,000            0        5,846,000
Depreciation and amortization              6,836,000      17,000     6,853,000      385,000(b)     7,238,000
Interest and other financing charges       8,906,000           0     8,906,000      128,000(c)     9,034,000
Loss on sales and closure of facilities      802,000           0       802,000            0          802,000
                                        ------------  ----------  ------------    ---------     ------------
TOTAL OPERATING EXPENSES                 130,102,000   2,402,000   132,504,000    3,114,000      135,618,000
INCOME BEFORE MINORITY INTERESTS AND
 INCOME TAXES                              6,900,000     255,000     7,155,000     (566,000)       6,589,000
Minority interests                         4,824,000           0     4,824,000            0        4,824,000
                                        ------------  ----------  ------------    ---------     ------------
INCOME BEFORE INCOME TAXES                 2,076,000     255,000     2,331,000     (566,000)       1,765,000
Provision (benefit) for income taxes         599,000     102,000       701,000     (170,000)         531,000
                                        ------------  ----------  ------------    ---------     ------------
INCOME FROM CONTINUING OPERATIONS       $  1,477,000  $  153,000  $  1,630,000    $(396,000)    $  1,234,000
                                        ============  ==========  ============    =========     ============
Income (loss) per common share:
Primary                                        $0.15                                                   $0.13
Fully diluted                                  $0.15                                                   $0.13
Weighted average number of shares
 outstanding:
Primary                                    9,641,000                                               9,641,000
Fully diluted                              9,679,000                                               9,679,000

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

(a)  Includes amounts related to FPM for the four months ended October 31, 1993.

(b) The adjustment to depreciation and amortization relates to the depreciation and amortization of FPM from 7/1/93 to 10/31/93 as well as the additional amortization arising from the intangible assets acquired through the acquisitions of HDI and FPM, as if they were acquired on July 1, 1993. The calculation of the adjustment to depreciation and amortization is as follows:

                                                                 Amortization    Amortization
                                                   Amortization     7/1/93-         7/1/93-
                                       Amount         Period        6/30/94        10/31/93       Total
                                     ---------     ------------     -------        --------      -------
HDI:
----
Cost in excess of net asset value    2,900,000       15 years       193,333             --      $193,333

FPM:
----
Cost in excess of net asset value    3,279,000       15 years            --          72,867       72,867

Other intangible assets              3,190,000       15 years            --          70,889       70,889

Actual depreciation and
 amortization                               --             --            --          47,432       47,432
                                                                                                --------
                                                                                                $384,521
                                                                                                ========

(c) The adjustment to interest expense reflects the additional interest expense of FPM from 7/1/93 to 10/31/93 as well as interest on the debt incurred by RHCI in connection with its acquisitions of HDI and FPM, had this debt been incurred on July 1, 1993. The $1 million promissory note issued to Phoenix South bears interest at 8.25% per annum and is payable in 36 equal installments of $27,778. In addition, $2.5 million of 7% debentures were issued to the former owners of FPM on the acquisition date.

                            HUMAN DYNAMICS INSTITUTE

                              FINANCIAL STATEMENTS

                    Years ended June 30, 1992, 1993 and 1994



               Contents

Report of Independent Auditors    1

Audited Financial Statements

Statements of Income              2
Statements of Cash Flows          3
Notes to Financial Statements     4

                         Report of Independent Auditors

The Board of Directors and Shareholders
Ramsay Managed Care, Inc.

We have audited the accompanying statements of income and cash flows of Human Dynamics Institute (a division of Phoenix South Community Mental Health Center, Inc.) for the years ended June 30, 1992, 1993 and 1994. These financial statements are the responsibility of Human Dynamics Institute's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, Human Dynamics Institute was part of Phoenix South Community Mental Health Center, Inc. and had no separate legal status or existence for the years ended June 30, 1992, 1993 and 1994. Transactions with Phoenix South Community Mental Health Center, Inc. are described in Note 3.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Human Dynamics Institute for the years ended June 30, 1992, 1993 and 1994 in conformity with generally accepted accounting principles.



                                      ERNST & YOUNG LLP

Orlando, Florida
October 25, 1994

                            Human Dynamics Institute

                              Statements of Income

                    For the three years ended June 30, 1994

                                           YEAR ENDED JUNE 30
                                      1992        1993        1994
                                   ----------  ----------  ----------
Revenues:
Contract revenues                  $2,786,927  $2,299,431  $2,392,331
Administrative service revenues       331,622     241,726     244,882
Other revenues                          9,622       8,252      20,149
                                   ----------  ----------  ----------
                                    3,128,171   2,549,409   2,657,362
Expenses:
Contracted provider services
 (Note 3)                           2,159,441   1,348,930   1,358,645
Salaries, wages and benefits          382,031     369,250     465,544
Allocated expenses
(Notes 3 and 4)                       362,210     356,043     393,382
Other operating expenses              144,981     116,462     167,481
Depreciation                           15,256      16,582      17,390
                                   ----------  ----------  ----------
                                    3,063,919   2,207,267   2,402,442
                                   ----------  ----------  ----------
Net income                         $   64,252  $  342,142  $  254,920
                                   ==========  ==========  ==========
Pro forma net income
 (unaudited, Note 5)
Historical net income                                      $  254,920
                                                           ----------
Pro forma income tax expense                                  102,000
                                                           ----------
Pro forma net income                                       $  152,920
                                                           ==========

See accompanying notes.

                            Human Dynamics Institute

                            Statements of Cash Flows

                    For the three years ended June 30, 1994


                                           YEAR ENDED JUNE 30
OPERATING ACTIVITIES                  1992        1993        1994
                                   ----------  ----------  ----------
   Net income                      $  64,252   $ 342,142   $ 254,920
Adjustments to reconcile net
 income to net cash provided by
 operating activities:
Depreciation expense                  15,256      16,582      17,390
(Increase) decrease in accounts
 receivables and other assets        (20,750)    (14,572)     14,411
Increase (decrease) in accounts
 payable and other liabilities        71,846    (247,868)    110,927
                                   ---------   ---------   ---------
Net cash provided by operating
 activities                          130,604      96,284     397,648

   INVESTING ACTIVITIES
Purchases of equipment                (3,900)     (4,300)     (2,800)
Funds provided to Phoenix South     (126,704)    (91,984)   (394,848)
                                   ---------   ---------   ---------
Net cash used in investing
 activities                         (130,604)    (96,284)   (397,648)
Net change in cash                         -           -           -
Cash at beginning of year                  -           -           -
                                   ---------   ---------   ---------
Cash at end of year                $      -    $      -    $      -
                                   =========   =========   =========
See accompanying notes.


                            HUMAN DYNAMICS INSTITUTE

                         NOTES TO FINANCIAL STATEMENTS

                FOR THE YEARS ENDED JUNE 30, 1992, 1993 AND 1994

  1. DESCRIPTION OF BUSINESS

  Human Dynamics Institute ("HDI") was a division of Phoenix South Community Mental Health Center, Inc. ("Phoenix South"), a nonprofit community mental health center located in Phoenix, Arizona. Effective June 30, 1994, Phoenix South sold certain assets related to HDI and HDI's operations to Ramsay HDI, Inc. ("Ramsay"), and Ramsay assumed certain liabilities related to HDI. Ramsay is a wholly owned for profit subsidiary of Ramsay Managed Care, Inc. which is a subsidiary of Ramsay Health Care, Inc., a publicly traded company.

  HDI arranges for the provision of mental health and/or substance abuse treatment services and provides mental health and/or substance abuse administrative services, such as utilization review and case management, for health insurance carriers, health maintenance organizations, and self-insured employers.

  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  STATEMENTS OF CASH FLOWS

  HDI, as a division of Phoenix South, does not have separate cash balances for its operations. Accordingly, amounts paid by Phoenix South on behalf of HDI or amounts allocated to HDI are recognized in the accompanying statements of cash flows as if such amounts were paid when incurred or allocated to the HDI division.

  CONTRACT AND ADMINISTRATIVE SERVICES REVENUES

  Contract revenues represent capitated amounts received for services provided to patients covered by certain managed care contracts. Administrative service revenues represent amounts received for the administration of services, including case

                            HUMAN DYNAMICS INSTITUTE

  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  management, utilization review, and claims processing. HDI records revenues in the month services are provided.

  CONTRACTED PROVIDER SERVICES

  HDI contracts with three general types of health care service providers - physicians, hospitals and providers of ancillary services. All provider contracts are fee for service, except one remaining contract requiring a fixed monthly capitation payment. HDI is generally at risk to its providers for all claims under its capitated, managed care contracts.

  Provision has been made for claims in process of review and for claims incurred but not received at year-end. The amount of this liability is computed using prior claim payment experience along with specific authorization activity. Estimates are adjusted based on changes in experience and such adjustments are reflected in contracted provider services.

  INCOME TAXES

  HDI, as a former division of Phoenix South, was exempt from federal and state income taxes in 1992, 1993 and 1994 (also see Note 5).

  3. RELATED PARTY TRANSACTIONS

  Numerous operating activities were allocated to, or provided on behalf of, HDI by Phoenix South. The following expenses included in the accompanying statements of income may not represent HDI's cost of obtaining such services from an unrelated entity.

     . Included in contracted provider services are expenses of $14,249 in 1993 and $81,467 in 1994 that were paid to other Phoenix South divisions for mental health and substance abuse treatment services provided to HDI's patients.

                            HUMAN DYNAMICS INSTITUTE

  3. RELATED PARTY TRANSACTIONS (CONTINUED)


     . Included in allocated expenses are benefit costs of $52,875 in 1992, $61,048 in 1993, and $73,083 in 1994 which were allocated to HDI based on HDI's relative percent of salary and wage expense to Phoenix South's total salary and wage expense in each respective year.

     . Included in allocated expenses are overhead costs of $274,472 in 1992, $272,885 in 1993, and $292,589 in 1994 which represent certain accounting, administrative, marketing, and executive expenses that were incurred at the Phoenix South level and allocated to HDI based on HDI's relative percent of direct expenses to Phoenix South's total direct expenses in each respective year.

  4. COMMITMENTS

  During December 1993, Phoenix South entered into a noncancelable operating lease agreement for office space expiring in April 1999. In conjunction with Ramsay's purchase of various assets and the assumption of various liabilities of HDI, HDI assumed this lease effective June 30, 1994. Rent expense, included in allocated expenses, was $34,863 in 1992, $22,110 in 1993, and $27,710 in 1994 and was allocated to HDI by Phoenix South based on HDI's relative percent of total Phoenix South office space occupied in each respective year. Future minimum lease payments under this noncancelable operating lease are as follows at June 30, 1994:

  Period ended June 30,
  1995                 $ 42,441
  1996                   42,441
  1997                   48,072
  1998                   50,887
  1999                   42,406
                       --------
                       $226,247
                       ========

                            HUMAN DYNAMICS INSTITUTE

  5. PRO FORMA INCOME TAXES (UNAUDITED)

  The unaudited pro forma information presents income taxes as if HDI had been subject to federal and state taxes at the applicable effective rates for the year ended June 30, 1994.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  Dated: September 20, 1995
                                       RAMSAY HEALTH CARE, INC.


                                       By: /s/ Gregory H. Browne
                                          -----------------------
                                             Gregory H. Browne
                                          Chief Executive Officer
                                              and President

B.  EXHIBITS


  2.1    Agreement dated as of June 30, 1994 among
         Phoenix South, Ramsay HDI, Inc. and FPM
         Behavioral Health, Inc. (incorporated by reference to Exhibit No. 2.3 to the Registration Statement on Form S-1 of Ramsay
         Managed Care, Inc., File no. 33-89514)

 23.1    Consent of Ernst & Young LLP